  Summary Prospectus

Touchstone Small Cap Growth Fund  July 30, 2014

Class A Ticker: MXCAX Class C Ticker: MXCSX
Class Y Ticker: MXAIX Institutional Ticker: MXCIX

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. The Fund's prospectus and Statement of Additional Information, both dated July 30, 2014, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund's prospectus and other information about the Fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

The Fund's Investment Goal

The Touchstone Small Cap Growth Fund (the "Fund") seeks to achieve long-term capital growth.

The Fund's Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus on page 54 and in the Fund's Statement of Additional Information on page 55.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class Y	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	0.56%	0.65%	0.50%	0.40%
Acquired Fund Fees and Expenses (AFFE)	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[1]	1.83%	2.67%	1.52%	1.42%
Fee Waivers or Expense Reimbursement[2,3]	(0.37)%	(0.46)%	(0.31)%	(0.36)%
Total Annual Fund Operating Expenses After Fee Waivers or Expense Reimbursement[2,3]	1.46%	2.21%	1.21%	1.06%

1Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund's Annual Report for the fiscal year ended March 31, 2014, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

2Touchstone Advisors, Inc. and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions; other expenditures which are capitalized in accordance with generally accepted accounting principles; the cost of "Acquired Fund Fees and Expenses," if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual fund operating expenses to 1.44%, 2.19%, 1.19%, and 1.04% of average daily net assets for Classes A, C, Y, and Institutional Class shares, respectively. This expense limitation is effective through July 29, 2015, but the Board of Trustees of the Trust (the "Board") can terminate the agreement if it deems the termination to be beneficial to the Fund. The terms of Touchstone Advisors' contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the year in which Touchstone Advisors reduced its compensation or assumed expenses for the Fund. No recoupment will occur unless the Fund's expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement. See the discussion entitled "Expense Limitation Agreement" under the section entitled "The Advisor" in the Fund's SAI for more information.

3The Fund restated expenses after fee waiver to reflect a change in its contractual fee waiver that occurred after the Fund's Annual Report for the fiscal year ended March 31, 2014.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the

Touchstone Small Cap Growth Fund

end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting the contractual expense limits). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$715	$324	$123	$108	$224
3 Years	$1,084	$786	$450	$414	$786
5 Years	$1,476	$1,374	$800	$742	$1,374
10 Years	$2,571	$2,969	$1,786	$1,671	$2,969

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the portfolio turnover rate of the Fund was 195% of the average value of its portfolio.

The Fund's Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of small-cap companies. In implementing this policy, the Fund primarily invests in common stock of small-cap companies. Apex Capital Management, Inc., sub-advisor to the Fund ("Apex" or "Sub-Advisor") defines small-cap companies as companies with market capitalizations between $150 million and $3.5 billion at the time of purchase. The Fund may invest up to 15% of its assets in common stocks of foreign small- and mid-cap companies through the purchase of depositary receipts or foreign domiciled companies listed on U.S. stock exchanges. Non-U.S. issuer or foreign companies (or issuers) are companies that: (i) are organized under the laws of; (ii) maintain their principal place of business in; (iii) have the principal trading market for their securities in; (iv) derive at least 50% of revenues or profits from operation in; or (v) have at least 50% of their assets in, foreign countries.

The Fund may also invest in shares of exchange-traded funds ("ETFs") and other similar instruments.

The Fund seeks to achieve its investment goal by investing in a diversified portfolio of common stocks of small-cap growth-oriented companies that are selected for their long-term capital appreciation potential and are expected to grow faster than the U.S. economy. In selecting investments for the Fund, Apex uses an approach that combines "top-down" secular- and macro-economic trend analysis with "bottom-up" security selection. The "top-down" approach takes into consideration factors such as interest rates, inflation, fiscal and monetary policy, global demographic trends, the regulatory environment, and global investment opportunities. Through this "top-down" view, Apex seeks to provide a framework for "bottom-up" research by identifying sectors, industries, and companies that may benefit from the sustainability of the observed trends.

Apex applies fundamental "bottom-up" research to identify individual companies that exhibit earnings growth potential and may benefit from the observed secular- and macro-economic trends. The core investments of the Fund typically include more established companies that Apex recognizes as "stable growth" companies. Stable growth companies typically provide more stability and consistency in volatile markets and are identified as exhibiting potential earnings acceleration, consistency of earnings, solid fundamentals (e.g., a strong balance sheet or the ability to generate free-cash flow), franchise durability, and reasonable valuations in the context of projected growth rates. The Fund may also invest in companies that are in the earlier stages of their growth cycle that Apex recognizes as "emerging growth" companies. Emerging growth companies typically exhibit more aggressive growth characteristics and may be experiencing a significant positive transformation or a favorable catalyst impacting their long-term earnings potential. Characteristics Apex considers in identifying emerging growth companies for the Fund include accelerating revenue growth, relative strength, company specific market advantage, or an introduction of a new product line with a large addressable marketplace.

Apex may sell a security when it achieves full valuation; Apex identifies a more attractive investment; the Fund needs to maintain portfolio diversification; or an individual security experiences declining fundamentals, negative earnings surprise, or similar adverse events. In general, once a security reaches $5 billion in market capitalization, Apex will gradually liquidate the position.

The Fund's Principal Risks

The Fund's share price will fluctuate. You could lose money on your investment in the Fund, and the Fund could also return less than other investments. The Fund is subject to the principal risks listed below.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall (or rise with respect to short positions) over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value

Touchstone Small Cap Growth Fund

of the Fund's shares. Conversely, the risk of price increases with respect to securities sold short will also cause a decline in the value of the Fund's shares.

•  Exchange-Traded Funds Risk: When investing in ETFs, shareholders bear their proportionate share of the Fund's expenses and their proportionate share of ETF expenses which are similar to the Fund's expenses. Also, although ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.

•  Mid-Cap Risk: The Fund is subject to the risk that medium-capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•  Small Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. There are also risks associated with foreign accounting standards, government regulation, market information, and clearance and settlement procedures. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes.

•  Depositary Receipts Risk: Foreign receipts, which include ADRs, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. ADRs may be available through "sponsored" or "unsponsored" facilities. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

Growth Investing Risk: Growth-oriented funds may underperform when value investing is in favor and growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their businesses, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market.

Management Risk: In managing the Fund's portfolio, Touchstone Advisors, Inc. (the "Advisor") engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal. You can find more information about the Fund's investments and risks under the "Investment Strategies and Risks" section of the Fund's prospectus.

The Fund's Performance

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from calendar year to calendar year and by showing how the Fund's average annual total returns for 1 year, 5 years, and 10 years compare with the Russell 2000® Growth Index. The bar chart does not reflect any sales charges, which would reduce your return. For information on the prior history of the Fund, please see the section entitled "The Trust" in the Fund's SAI. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Small Cap Growth Fund

Touchstone Small Cap Growth Fund — Class A shares Total Return as of December 31

Best Quarter: 2nd Quarter 2009	32.54%
Worst Quarter: 4th Quarter 2008	(27.89)%

The year-to-date return for the Fund's Class A shares as of June 30, 2014 is 3.66%.

Before the Small Cap Growth Fund changed its name, principal investment strategy, and sub-advisor, the Fund was managed as the Touchstone Micro Cap Value Fund. The change from the Micro Cap Value Fund to Small Cap Growth Fund occurred on April 26, 2013. Before the Micro Cap Value Fund commenced operations, all of the assets and liabilities of the Fifth Third Micro Cap Value Fund (the "Predecessor Fund") were transferred to the Fund in a tax-free reorganization (the "Reorganization"). The Reorganization occurred on September 10, 2012. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund. Financial and performance information prior to April 26, 2013 included in the Fund's prospectus is that of the Micro Cap Value Fund and its Predecessor Fund. For more information on the prior history of the Fund, please see the section entitled "The Trust" in the Fund's Statement of Additional Information.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k), or other tax-deferred account. After-tax returns are only shown for Class A shares and after-tax returns for other classes will vary.

Classes A and C shares began operations on August 13, 2001. Class Y shares began operations on February 1, 1998. Institutional Class shares began operations on September 10, 2012. The Institutional Class shares performance information is calculated using the historical performance of Class Y shares for periods prior to September 10, 2012. Institutional Class shares would have had substantially similar annual returns because the shares are invested in the same portfolio. Annual returns would differ only to the extent that the classes have different expenses.

Average Annual Total Returns
For the periods ended December 31, 2013

	1 Year	5 Years	10 Years
Touchstone Small Cap Growth - Class A
Return Before Taxes	26.43%	19.15%	7.50%
Return After Taxes on Distributions	22.55%	18.20%	5.30%
Return After Taxes on Distributions and Sale of Fund Shares	17.06%	15.52%	5.97%
Touchstone Small Cap Growth - Class C
Return Before Taxes	32.05%	19.64%	7.42%
Touchstone Small Cap Growth - Class Y
Return Before Taxes	34.59%	20.89%	8.42%
Small Cap Growth Institutional Class shares
Return Before Taxes	34.79%	20.94%	8.44%
Russell 2000® Growth Index (reflects no deduction for fees, expenses or taxes)	43.30%	22.58%	9.41%

Touchstone Small Cap Growth Fund

The Fund's Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager	Investment Experience with Fund	Primary Title with Sub-Advisor
Apex Capital Management	Nitin N. Kumbhani	Managing the Fund since 2013	President and Chief Investment Officer

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50
	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Classes A and C shares may be purchased and sold directly from Touchstone Securities, Inc. ("Touchstone Securities") or through your financial intermediary. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Institutional Class shares are available through Touchstone Securities or your financial intermediary. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, RI 02940, calling 1.800.543.0407, or visiting the Touchstone Funds' website: www.TouchstoneInvestments.com. You may only sell shares over the telephone or via the internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via the internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-deferred account, such as a 401(k) plan or an individual retirement account. Withdrawals from a tax-deferred account, however, may be taxable.

Financial Intermediary Compensation

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund, and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Touchstone Small Cap Growth Fund

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Touchstone Small Cap Growth Fund

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Touchstone Small Cap Growth Fund

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TSF-54-TST-MXCAX-1407